RELATED PARTIES	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
NOTE 8:-	RELATED PARTIES

a.
In 2013, on the Closing Date of the merger, the Company entered into: (i) an Employment Agreement with Mr. Madar, the Company's President, Chief Executive Officer and Director. (ii) a part-time Consulting Agreement with Prof. Polat, Ph.D. – the Company's Chief Scientific Officer and Director. (iii) a Consulting Agreement with Mr. Shaffir, - the Company's Chief Technology Officer and Director, and together the “Officer Agreements”. The Officer Agreements each have an initial one-year term, which term shall be automatically extended for additional successive one-year terms on each one-year anniversary, unless either party gives the other party written notice of an election not to renew the Officer Agreement. Pursuant to their Officer Agreements, Dr. Polat and Messrs. Madar and Shaffir will receive annual base salaries or compensation, as the case may be, of $100, $180 and $50, respectively, provided, that Mr. Shaffir’s base compensation will increase to $120 following the Company’s consummation of a financing round in excess of $6,000. In addition, each of the officers are entitled to an annual cash bonus of up to 25% of his base salary or compensation, as the case may be, based on corporate and personal milestones together with equity performance awards, each as determined by the compensation committee of the Board of Directors of the Company.

Upon execution of the Officer Agreements, the Company agreed to grant Prof. Polat and Messrs. Madar and Shaffir options to purchase 350,000, 150,000 and 50,000 shares of Common Stock valued at $491, $141 and $70, respectively, which options would vest in substantially equal amounts on the first, second and third anniversaries of the date of grant. The options were granted on February 7, 2014.

In addition, the Company granted Messrs. Madar and Shaffir on July 30, 2013, 200,000 and 300,000 shares valued at $187 and $280, respectively, of restricted Common Stock, vesting in substantially equal amounts on the first, second and third anniversaries of the date of grant. The Officer Agreements provide that if any of the officers voluntarily terminates his employment or consultancy, as the case may be (other than in connection with a change of control of the Company and certain other reasons), or the Company terminates his employment or consultancy, as the case may be, for “cause” (as defined in the agreement) then he will be entitled only to payment of his base salary or compensation, as the case may be, through the date of termination, and will not be entitled to any performance bonus for that year.

However, if any of the officers terminates his Officer Agreement as the result of a material breach by the Company, he will be entitled to continued payment of his base salary for a period of six months following such termination, plus the value of any accrued benefits, and all unvested options and shares of restricted Common Stock granted to him shall immediately vest and become exercisable.

If the Company terminates any such officer other than for cause or if the term expires and is not renewed by the Company, then, the officer will be entitled to continued payment of his base salary or compensation, as the case may be, for a period of six months following such termination or non-renewal, and he would additionally receive the value of accrued benefits and a pro-rata portion of the current year’s performance bonus. If either of the officers terminates their employment or consultancy, as the case may be, for “good reason” (as defined in the agreement) or (b) the Company or its successor terminates their employment or consultancy, as the case may be, within 12 months following a change in control (as defined in the agreement), then they will be entitled to receive a lump-sum payment equal to the lesser of (i) their base salary or compensation, as the case may be, for six months and (ii) their base salary or compensation, as the case may be, for the remainder of the then unexpired term, and all unvested stock options and shares of restricted Common Stock will immediately vest and become exercisable

b.
On July 29, 2013 the Company granted Mr. Shai Novik, the Company’s Chairman of the Board, 300,000 shares of restricted common stock valued at $280, which vested in substantially equal monthly installments over a period of 12 months from the date of grant. On February 7, 2014 the Board granted Mr. Novik options to purchase up to 150,000 shares of the Company’s common stock valued at $210 at an exercise price equal to $1.93 per share, vesting in substantially equal monthly installments over a period of 12 months from the date of grant.

c.
On December 15, 2014, the Company appointed Mr. Yuval Bar-Gil to serve as a director. Upon his appointment, the Board granted Mr. Bar-Gil options to purchase up to 100,000 shares of common stock valued at $22, at an exercise price equal to $0.46 per share, vesting in substantially equal monthly installments over a period of 12 months from the date of grant.

d.
On December 15, 2014, Mr. Sasson Darwish, Vice Chairman of the Board, resigned from the Board with immediate effect. In connection with Mr. Darwish’s departure, the Company agreed to accelerate the vesting of his outstanding options to purchase up to 350,000 shares of common stock valued at $329 at an exercise price of $1.93 so that all of such options became fully vested as of December 15, 2014. The Company did not record any additional value relating with the acceleration of the options. In addition, in consideration for Mr. Darwish’s service as the Vice Chairman of the Board, the Company granted Mr. Darwish 223,000 shares of common stock valued at $103.

e.
On December 15, 2014, the Board granted each of Mr. Shai Novik, the Company’s Chairman of the Board, and Mr. Ram Shaffir, the Company’s Chief Technology Officer and a director, 75,000 shares of common stock valued each at $35.

f.
On May 16, 2014, the Company consummated a private placement of 4,000,000 shares of common stock for a purchase price in cash of $1.25 per share. Mr. Shai Novik and Mr. Sasson Darwish, each participated in this private placement on the same terms as the other investors in the private placement, and purchased 335,000 shares of common stock for a total of $419 and 160,000 shares of common stock for a total of $200, respectively.

g.
On July 30, 2013, in connection with the Merger, the Company consummated a private placement of 2,490,000 units for a purchase price in cash of $1.25 per unit, each of which comprised one share of common stock and one warrant to purchase one share of common stock at an exercise price of $1.25 per share. Mr. Ram Shaffir participated in the private placement as an investor on the same terms as the other investors, and purchased 400,000 units for a total of $500.

h.	The following transactions were carried out with related parties:

	2014	2013
Income statements:
Officers remuneration for employment and consulting	$475	$458
Stock based compensation to officers	$540	$421

Directors’ who are not officers compensation	$61	$39
Stock based compensation to directors’ who are not officers	$817	$118

Balances with related parties:

Related party payables to officers for employment and consulting	$285	$319
Related party payables to directors	31	$31
	$316	$350